SHAREHOLDER LETTER


Your Fund's Objective: Franklin Multi-Income Trust seeks to provide high, current income consistent with preservation of capital.


Dear Shareholder:

This semiannual report for Franklin Multi-Income Trust covers the period ended September 30, 1999. During the six-months under review, rising interest rates created a challenging environment for high yield bonds and utility equities. After significantly easing interest rates in the fourth quarter of 1998, concerns about domestic inflationary tendencies sparked a tightening approach on the part of the Federal Open Market Committee (FOMC). They twice raised the federal funds target rate by 0.25%, and it ended the period at 5.25%. The yield on the benchmark 10-year U.S. Treasury bond increased from 5.24% on March 1, 1999, to 5.90% on September 30, 1999. Also, following several quarters of remarkably robust expansion and benign inflation in 1998, economic data releases reflected a moderate slowdown in the pace of growth over the first half of 1999. The annual inflation rate, as measured by the Consumer Price Index, rose from 1.7% at the beginning of the reporting period to 2.6% at the period's close.



CONTENTS

Shareholder Letter ...........  1

Performance Summary ..........  8

Year 2000 Update ............. 10

Dividend Reinvestment and
Cash Purchase Plan ........... 12

Financial Highlights &
Statement of Investments ..... 16

Financial Statements ......... 22

Notes to
Financial Statements ......... 26




You will find a complete listing of the Trust's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 17 of this report.


WHAT IS RISK PREMIUM?

High yield bonds are by nature riskier than U.S. Treasury bonds, so investors demand a risk premium to invest in them. This risk premium is measured in the form of the additional interest rate investors require, above that on U.S. Treasuries, or the interest-rate spread between the two assets. When spreads are large (wide) it indicates risk aversion, and the fact that investors are demanding to be paid more to invest capital in high yield companies.

The economy's direction and its effect on inflationary pressures will contribute to the level of volatility that impacts the bond and utility markets in the near future. During the period under review, many investors reacted very swiftly to new releases of economic data and Federal Reserve Board announcements, and we believe that in many instances the market overcorrected. Investors with short-term investment horizons may view such instability as unfavorable. However, we prefer to take a long-term approach toward investing and find that recent market conditions afforded us opportunities not only to increase the funds' income-earning potential, but also to enhance the portfolio's overall structure.

PORTFOLIO NOTES

Despite generally supportive corporate fundamentals, the interest-rate increases negatively impacted fixed income and utility equity assets across the board, with a similar effect on the Trust. Interest-rate volatility, combined with expectations for heavy new issuance later in the period, increased the risk premium investors demanded for high yield bonds. This risk premium, measured by the interest rate spread over U.S. Treasury bonds, remained large by historical standards through the period's close. Utility stocks, on the other hand, participated in the broad-based equity market strength at the beginning of the reporting period, but two successive interest-rate increases dramatically curtailed sector gains later in the period.

The interest-rate hikes caused most fixed-income investment products' performance to suffer. Nonetheless, the Trust's returns were in line with its benchmark indices. We believe that once interest-rate volatility decreases, our focus on growth-oriented sectors and strong individual security selection will leave the Trust well-positioned to take advantage of positive industry trends over the medium to long term.

SECTOR DISCUSSIONS

WIRELESS

During the reporting period, the Trust's cellular holdings benefited from industry consolidation and increased market penetration. One of our holdings, Comcast Cellular Corp., was acquired by SBC Communications Inc., an investment-grade company with a stronger credit profile. The Comcast bonds were subsequently tendered, and we sold them at a significant premium. Two other holdings, Dobson/Sygnet Communications Co. and Nextel Communications Inc., also benefited from solid subscriber growth and strong business plans, which positioned them advantageously to face increased competition. The paging sector holdings, unfortunately, came under pressure due to intense industry competition and concern over the growing consumer preference for cellular phones. Pricing power declined, and we expect competition to remain fierce in this sector. However, it should be noted that much of the paging sector competition comes from the cellular providers, a trend which should benefit the Trust's cellular names in general.

TELECOMMUNICATIONS

In this sector, we focused on companies with the ability to provide a complete spectrum of services to their customers, called "bundling," and that have strong management teams, their own networks and equipment, and ready access to capital. We also positioned the Trust to take advantage of industry consolidation.


                              PORTFOLIO BREAKDOWN
                          Based on Total Market Value
                                    9/30/99

Corporate Bonds -- 50.85%
Utilities Stocks -- 34.29%
Miscellaneous Equities & Preferred Stocks -- 11.96%
Convertible Bonds -- 0.83%
Foreign Currency Denominated Bonds -- 0.40%
Cash & Other Assets -- 1.67%


TOP 10 HOLDINGS
Based on Total Market Value
9/30/99

COMPANY
SECTOR (SECURITY TYPE)

New Century Energies Inc. ................  2.59%
Utility (stock)

Enron Corp. ..............................  2.48%
Utility (stock)

FPL Group Inc. ...........................  2.37%
Utility (stock)

Unicom Corp. .............................  2.15%
Utility (stock)

CMS Energy Corp. .........................  2.04%
Utility (stock)

Millicom Int'l Cellular SA ...............  1.97%
Telecommunications (bond)

Edison International .....................  1.97%
Utility (stock)

Southern Co. .............................  1.83%
Utility (stock)

Duke Energy ..............................  1.73%
Utility (stock)

Dominion Resources Inc. ..................  1.63%
Utility (stock)



One such example was the merger between IXC Communications Inc. and Cincinnati Bell Inc., which significantly improved IXC's financial position due to Cincinnati Bell's substantially stronger credit profile. Although competitive local exchange carrier (CLEC) consolidation took place more slowly than expected, we believe the pace is likely to accelerate and that CLEC valuations at the end of the reporting period were attractive. We maintained our favorable outlook for telecommunications companies and added Williams Communication Group Inc. and PSINet Inc. to the portfolio. Williams Communications is a wholesale communications provider that boasts superior access to capital. It also has successfully taken advantage of its strong engineering and construction background, along with existing pipeline permits, to build its network. PSINet is an Internet service provider (ISP) that focuses primarily on business customers, but also sells wholesale services to other ISPs to fully utilize its network. PSINet is a rapidly growing, globally focused company, which we believe will make a valuable addition to the Trust going forward.

CABLE & BROADCASTING

Mergers and acquisitions continued during the review period, and the strong demand and efficiencies of scale achieved through consolidation proved beneficial for this sector. We maintained our emphasis on competitive companies with lower cost structures, and in general, we looked for companies that were leaders in their respective markets. We also found attractive the slightly more defensive nature of the cable companies' utility-like revenue streams from their core video product, given the industry's high potential for growth. In the cable sector, the Trust's position in Charter Communications Holdings LLC performed well. The company filed for an initial public offering, and investors' beliefs that the company's capital structure would benefit from the prospective equity offering strengthened its stock. In the broadcasting sector, the Federal Communications Commission (FCC) relaxed ownership restrictions on television stations, which should precipitate further consolidation activity in the sector moving forward. The Trust's position in Fox/Liberty Networks LLC performed well, as Fox/Liberty was acquired by Fox Entertainment Group, Inc. and was upgraded to investment grade by Standard & Poors(R), an international credit rating agency.

UTILITIES

As with the telephone and gas industries, we anticipate that the electric utilities industry deregulation now under way should lead to a higher industry growth rate over the medium term, despite the pressure of near-term interest-rate volatility. During the reporting period we maintained our focus on utility companies located in states whose legislatures have crafted favorable plans regarding the transition to competition, as well as those companies that achieved above-average earnings growth through unregulated business activities.

So far, 1999 has been the most active year for the passage of retail competition legislation, as Arkansas, Maryland, New Jersey, Ohio, Texas and Virginia passed such laws. With a portion of the regulatory umbrella removed, individual managements are more inclined to improve their equity returns, become more efficient and pursue innovative investment ideas. Virginia-based Dominion Resources Inc., one the fund's five largest positions, is an example of how beneficial legislation can impact individual electric companies. In March, the Virginia Governor signed into law legislation that provided a favorable transition to competition. Since the signing, through September 30, 1999, Dominion's stock price outperformed the S&P Electric Utilities Index by 24.75%.


DIVIDEND DISTRIBUTIONS
4/1/99-9/30/99

                   DIVIDEND
MONTH              PER SHARE
----------------------------

April            6.4 cents

May              6.4 cents

June             6.4 cents

July             6.4 cents

August           6.4 cents

September        5.6 cents
---------------------------
TOTAL           37.6 cents


Diversification can be a key performance driver for any company, but may be particularly relevant to electric utilities, which often have difficulty achieving significant valuation premiums to their peers based solely on the core electric business. In last year's annual report, we highlighted Montana Power Co., which we first began acquiring in the beginning of 1998 for its outstanding diversification strategy. Montana Power remains one of the fund's core holdings and was one of the best-performing electric utility companies in the U.S. for the year ended September 30, 1999. We are pleased with Montana Power's success and are actively searching for other companies with hidden value among unregulated investments.

WHAT'S AHEAD

Recent economic data suggests positive growth going forward, as underlying fundamentals remain supportive, and inflation, although slightly higher, is still relatively benign and low by historical standards. Furthermore, we believe the FOMC's two interest-rate hikes during the reporting period helped reduce uncertainty about interest rates, and that the likelihood of significant rate increases in the near future is relatively low. Moderate growth, coupled with historically low inflation, should provide a favorable environment for high yield bonds and utility equities over the near to intermediate term, provided interest rates remain stable. We believe that, on a historical basis, utility equity and high yield bond valuations continue to be attractive and that improving fundamentals lend encouragement for future sector performance.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of September 30, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. As always, we appreciate your continued participation in Franklin Multi-Income Trust and look forward to serving your future investment needs.

Sincerely,


/s/ Christopher J. Molumphy

Christopher J. Molumphy
Portfolio Manager
Franklin Multi-Income Trust


PERFORMANCE SUMMARY AS OF 9/30/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions according to the terms specified in the Trust's dividend reinvestment and cash purchase plan.



PRICE AND DISTRIBUTION INFORMATION


                               CHANGE      9/30/99    3/31/99
                               ------------------------------
Net Asset Value                -$0.41       $9.64     $10.05

Market Price (NYSE)            -$1.06       $7.94     $ 9.00


                               DISTRIBUTIONS (4/1/99 - 9/30/99)
                               ------------------------------
Dividend Income                $0.368






PERFORMANCE


                                                                     INCEPTION
                                  6-MONTH       1-YEAR     5-YEAR    (10/9/89)
--------------------------------------------------------------------------------
Cumulative Total Return(1)
 Based on change in
 net asset value .............    -0.10%       -2.37%      +74.67%    +216.08%

 Based on change in
 market price ................    -8.01%       -10.77%     +63.29%    +142.42%

Average Annual Total Return(1)
 Based on change in
 net asset value .............    -0.10%       -2.37%      +11.80%     +12.23%

 Based on change in
 market price ................    -8.01%       -10.77%     +10.30%      +9.28%

Distribution Rate(2) .. 8.47%


1. Total return calculations represent the cumulative and average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

2. Distribution rate is based on an annualization of the Trust's 5.6 cent per share September monthly dividend and the NYSE closing price of $7.94 on September 30, 1999.


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Trust invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.




            Past performance is not predictive of future results.


PORTFOLIO OPERATIONS



CHRISTOPHER MOLUMPHY
Senior Portfolio Manager
Franklin Advisers, Inc.
--------------------------------------------------------------------------------

Christopher Molumphy earned his Bachelor of Arts degree in economics from Stanford University and his master's degree in finance from the University of Chicago. He has been with Franklin Advisers, Inc. since 1988. Mr. Molumphy is a Chartered Financial Analyst and a member of several securities industry associations. He has managed Franklin Multi-Income Trust since 1991.


FRANKLIN TEMPLETON
IS READY FOR YEAR 2000
Year 2000 Readiness Disclosure as of 9/30/99


WE ARE READY!
WE'VE DONE A LOT TO PREPARE!

The enormous scope of this project encompassed practically every computer-dependent record and process within the company. Naturally, our Y2K plan focused first on readying "mission-critical" systems -- those that are necessary for our core business functions. As of September 30, 1999, all our mission-critical systems that could affect our funds were certified as Y2K compliant.

Our business operations rely greatly on a complex, worldwide network of computer systems owned and managed by third parties. We continue to work with these outside companies and your fund's transfer agent to confirm their preparedness for Year 2000.

WE HAVE CONTINGENCY PLANS.

Our company recognizes that even our extensive testing cannot guarantee the absence of difficulties associated with the Y2K transition. Therefore, we are developing and integrating worldwide contingency plans.


HOW DOES YEAR 2000 AFFECT OUR
PORTFOLIO MANAGERS' INVESTMENT STRATEGIES?

All our portfolio managers recognize the importance of Year 2000 and its potential to impact the issuers and industries in which we invest, as well as the U.S. and world economy as a whole. As long-term investors, we seek to make and hold investments in companies we believe are well-managed, with good prospects for the future. In our experience, such companies are more likely to have sufficient Y2K programs in place.

Technological changes are ever-present in our industry, and we believe we have the experience and skills necessary to realize and to react to any challenges that may arise due to this transition. Once again, Franklin Templeton is ready for Year 2000, and we look forward to moving into the new millennium with you.

For additional information on Franklin Templeton's Y2K efforts, check our Web site at www.franklintempleton.com.

Franklin Templeton is confident it is well-positioned to meet the challenges of Y2K.

These statements should be considered Year 2000 Readiness Disclosures, as such term is understood under the "Year 2000 Information and Readiness Disclosure Act." This information is not intended as a representation or warranty and does not create a legal obligation on the part of the fund, or Franklin Resources, Inc. and its affiliates to the recipient.

DIVIDEND REINVESTMENT
AND CASH PURCHASE PLAN


The Trust's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you a prompt and simple way to reinvest dividends and capital gain distributions in shares of the Trust. The Plan also allows you to purchase additional shares of the Trust by making voluntary cash payments. First Data Investor Services Group (the "Plan Agent"), P.O. Box 8030, Boston, Massachusetts, 02266-8030, acts as your Plan Agent in administering the Plan. The complete Terms and Conditions of the Dividend Reinvestment and Cash Purchase Plan are contained in the Trust's Dividend Reinvestment and Cash Purchase Plan Brochure. A copy of that Brochure may be obtained from the Trust at the address on the back cover of this report.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Trust declares a dividend or capital gain distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Trust purchased on your behalf by the Plan Agent.

The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Trust. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to Franklin Multi-Income Trust and sent to First Data Investor Services Group, P.O. Box 8030, Boston, Massachusetts, 02266-8030.

Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Trust which are purchased in the open market.

The Plan Agent will invest cash payments on approximately the 15th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payment date. Under no circumstances will interest be paid on your funds held by the Plan Agent. Accordingly, you should send any voluntary cash payments which you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than two business days before an investment date. Payments received less than two business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you. You may obtain a refund of any cash payment by written notice, if the Plan Agent receives the written notice not less than 48 hours before an investment date.

There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent's fees are paid by the Trust. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.

The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, shareholders generally will be treated as having received a distribution equal to the cash distribution that would have been paid.

The Trust does not issue new shares in connection with the Plan. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value you will receive shares at a price greater than net asset value per share in connection with purchases through the Plan.

You will receive a monthly account statement from the Plan Agent, showing total dividends and capital gain distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you.

You may withdraw from the Plan at any time, without penalty, by notifying the Plan Agent in writing at the address above. If you withdraw from the Plan, you may specify either: (a) that you wish to receive, without charge, stock certificates issued in your name for all full shares; or (b) that you prefer the Plan Agent to sell your shares and send you the proceeds less brokerage commissions and a $5.00 fee. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.

The Trust or the Plan Agent may amend or terminate the Plan. You will receive written notice at least 90 days before the effective date of termination or of any amendment. In the case of termination, you will receive written notice at least 90 days before the record date of any dividend or capital gain distribution by the Trust.


FRANKLIN MULTI-INCOME TRUST
FINANCIAL HIGHLIGHTS

                                                             SIX MONTHS ENDED                      YEAR ENDED MARCH 31,
                                                            SEPTEMBER 30, 1999    --------------------------------------------------
                                                               (UNAUDITED)        1999         1998       1997       1996      1995
                                                            ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................         $10.04         $11.98       $10.34     $10.61     $9.60    $9.97
                                                                   ------         ------       ------     ------    ------   ------
Income from investment operations:
 Net investment income ...................................            .35            .76          .72        .79       .78      .78
 Net realized and unrealized gains (losses) ..............           (.38)         (1.70)        2.18         --      1.11     (.08)
                                                                   ------         ------       ------     ------    ------   ------
Total from investment operations .........................           (.03)          (.94)        2.90        .79      1.89      .70
                                                                   ------         ------       ------     ------    ------   ------
Less distributions from:
 Net investment income ...................................           (.35)          (.76)        (.74)      (.77)     (.77)    (.78)
 In excess of net investment income ......................           (.02)          (.01)        (.03)        --        --     (.01)
 Net realized gains ......................................             --           (.23)        (.49)      (.29)     (.11)    (.28)
                                                                   ------         ------       ------     ------    ------   ------
Total distributions ......................................           (.37)         (1.00)       (1.26)     (1.06)     (.88)   (1.07)
                                                                   ------         ------       ------     ------    ------   ------
Net asset value, end of period ...........................          $9.64         $10.04       $11.98     $10.34    $10.61    $9.60
                                                                   ======         ======       ======     ======    ======   ======
Market value, end of period(1) ...........................          $7.938        $9.000       $11.000    $9.375    $9.000   $8.750
                                                                   ======         ======       ======     ======    ======   ======
Total return (based on market value per share)* ..........          (8.01)%        (9.58)%      32.57%     16.24%    12.87%    1.46%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........................        $56,463        $58,827      $70,190    $60,594   $62,153  $56,230
Ratios to average net assets:
  Expenses ...............................................           3.22%**        3.07%        3.00%      3.14%     3.21%    3.00%
  Net investment income ..................................           6.82%**        6.87%        6.47%      7.48%     7.53%    6.37%
Portfolio turnover rate ..................................          13.44%         24.31%       45.31%     44.40%    35.06%   29.77%
Total debt outstanding at end of period (000's omitted)...        $16,000        $16,000      $16,000    $16,000   $16,000  $16,000
Asset coverage per $1,000 of debt ........................         $3,529         $3,677       $4,387     $3,787    $3,885   $3,514
Average amount of notes per share during the period ......          $2.73          $2.73        $2.73      $2.73     $2.73    $2.73


* Total return is not annualized for periods less than one year.

** Annualized

(1) Based on the last sale on the New York Stock Exchange.



                     See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1999 (UNAUDITED)



                                                           SHARES/
                                                          WARRANTS       VALUE
--------------------------------------------------------------------------------
 COMMON STOCKS AND WARRANTS 52.6%
 COMMERCIAL SERVICES
(a)Sodexho Marriott Services Inc. ................            131     $    2,227
                                                                      ----------
 CONSUMER SERVICES .1%
 Marriott International Inc., A ..................          1,052         34,387
                                                                      ----------
 ENERGY MINERALS 1.5%
 Ultramar Diamond Shamrock Corp. .................         33,300        849,150
                                                                      ----------
 INDUSTRIAL SERVICES .3%
(a)Weatherford International Inc. ................          5,686        181,952
                                                                      ----------
 NON-ENERGY MINERALS
(a)Gulf States Steel Inc., wts., 4/15/03 .........          1,000             10
                                                                      ----------
 PRODUCER MANUFACTURING 1.1%
(a)Anacomp Inc. ..................................         20,565        338,680
(a)Harvard Industries Inc. .......................         27,466        255,777
                                                                      ----------
                                                                         594,457
                                                                      ----------
 TELECOMMUNICATIONS 5.9%
 BellSouth Corp. .................................         24,000      1,080,000
 GTE Corp. .......................................         10,000        768,750
(a)Loral Orion Network System, wts., 1/15/07 .....          1,000          8,151
 SBC Communications Inc. .........................          7,000        357,438
 U.S. West Inc. ..................................         20,000      1,141,250
                                                                      ----------
                                                                       3,355,589
                                                                      ----------
 UTILITIES 43.7%
 Allegheny Energy Inc. ...........................         20,000        636,250
 American Electric Power Co. Inc. ................         17,500        597,188
 Central & South West Corp. ......................         29,900        631,638
 Cinergy Corp. ...................................         28,200        798,413
 CMS Energy Corp. ................................         13,400        454,763
 Conectiv Inc. ...................................         20,000        392,500
 Dominion Resources Inc. .........................         26,000      1,173,250
 DPL Inc. ........................................         50,900        897,113
 DTE Energy Co. ..................................         20,000        722,500
 Duke Energy Corp. ...............................         22,600      1,245,825
 Edison International ............................         58,400      1,419,850
 Enron Corp. .....................................         43,252      1,784,140
 Entergy Corp. ...................................         20,000        578,750
 FirstEnergy Corp. ...............................         20,000        510,000
 Florida Progress Corp. ..........................         10,000        462,500
 FPL Group Inc. ..................................         33,900      1,707,713
 Montana Power Co. ...............................         28,200        858,338
 New Century Energies Inc. .......................         55,700      1,862,467
 New England Electric System .....................          6,800        352,750
 Northwestern Corp. ..............................         11,700        266,175
 PECO Energy Co. .................................         20,900        783,750
 Puget Sound Energy Inc. .........................         25,000        560,938
 Reliant Energy Inc. .............................         11,400        308,513


FRANKLIN MULTI-INCOME TRUST
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1999 (CONT.)



                                                                            SHARES/
                                                                           WARRANTS      VALUE
COMMON STOCKS AND WARRANTS (CONT.)
 UTILITIES (CONT.)
 SCANA Corp. .........................................................      30,000    $   725,625
 Sempra Energy .......................................................      50,000      1,040,625
 Southern Co. ........................................................      51,300      1,320,975
 Texas Utilities Co. .................................................      28,100      1,048,481
 Unicom Corp. ........................................................      42,000      1,551,375
                                                                                       ----------
                                                                                       24,692,405
                                                                                       ----------

TOTAL COMMON STOCKS AND WARRANTS (COST $24,647,632) ..................                 29,710,177
                                                                                       ----------
 PREFERRED STOCKS 1.8%
 Sinclair Capital, 11.625%, pfd. (COST $1,000,000) ...................      10,000      1,002,500
                                                                                       ----------
 CONVERTIBLE PREFERRED STOCKS 4.6%
 CONSUMER NON-DURABLES .8%
 Ralston-Ralston Purina Group/Interstate Bakeries, 7.00%, cvt. pfd ...       9,300        437,100
                                                                                       ----------
 CONSUMER SERVICES .3%
 Host Marriott Corp., 6.75%, cvt. pfd ................................       4,400        150,700
                                                                                       ----------
 TRANSPORTATION .5%
 Canadian National Railway Co., 5.25%, cvt. pfd. (Canada) ............       5,700        294,619
                                                                                       ----------
 UTILITIES 3.0%
 CMS Energy Trust I, 7.75%, cvt. pfd .................................      22,000      1,017,500
 Utilicorp United Inc., 9.75%, cvt. pfd ..............................      27,300        689,325
                                                                                       ----------
                                                                                        1,706,825
                                                                                       ----------
 Total Convertible Preferred Stocks (Cost $2,837,060) ................                  2,589,244
                                                                                       ----------



                                                                                           PRINCIPAL
                                                                                            AMOUNT*
 NON-CONVERTIBLE BONDS 65.3%
 COMMERCIAL SERVICES 6.0%
 American Commercial Lines LLC, senior note, 10.25%, 6/30/08 .....................        $ 600,000         588,000
 AmeriServe Food Distribution Inc., senior note, 8.875%, 10/15/06 ................          250,000         198,750
 AmeriServe Food Distribution Inc., senior sub. note, 10.125%, 7/15/07 ...........          750,000         506,250
 Big Flower Press Holdings Inc., senior sub. note, 8.875%, 7/01/07 ...............          500,000         492,500
 Fleming Cos. Inc., senior sub. note, B, 10.50%, 12/01/04 ........................        1,000,000         950,000
 Intertek Finance PLC, senior sub. note, B, 10.25%, 11/01/06 (United Kingdom) ....          700,000         658,000
                                                                                                          ---------
                                                                                                          3,393,500
                                                                                                          ---------
 CONSUMER NON-DURABLES 1.5%
 Revlon Consumer Products Corp., senior sub. note, 8.625%, 2/01/08 ...............        1,000,000         822,500
                                                                                                          ---------
 CONSUMER SERVICES 10.3%
 Chancellor Media Corp., senior note, 8.00%, 11/01/08 ............................          500,000         490,000
 Chancellor Media Corp., senior sub. note, B, 8.75%, 6/15/07 .....................          500,000         492,500
 Charter Communications Holdings LLC, senior disc. note, 144A,
 zero cpn. to 4/01/04, 9.92% thereafter, 4/01/11 .................................        1,000,000         597,500
 Diamond Holdings PLC, senior note, 9.125%, 2/01/08 (United Kingdom) .............          500,000         500,000



FRANKLIN MULTI-INCOME TRUST
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1999 (UNAUDITED) (CONT.)


                                                                                                       PRINCIPAL
                                                                                                        AMOUNT*              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
NON-CONVERTIBLE BONDS (CONT.)
CONSUMER SERVICES (CONT.)
Fox/Liberty Networks LLC, senior disc. note, zero cpn. to 8/15/02,
  9.75% thereafter, 8/15/07 ................................................................          $1,000,000          $  790,000
Horseshoe Gaming Holding Corp., senior sub. note, 8.625%, 5/15/09 ..........................           1,000,000             945,000
LIN Holdings Corp., senior disc. note, zero cpn. to 3/01/03,
  10.00% thereafter, 3/01/08 ...............................................................             850,000             561,000
Six Flags Entertainment Corp., senior note, 8.875%, 4/01/06 ................................             600,000             564,000
Telewest Communications PLC, senior disc. note, 144A,
  zero cpn. to 4/15/04, 9.25% thereafter, 4/15/09 (United Kingdom) .........................             500,000             301,250
United Pan-Europe Communications NV, senior disc. note, 144A,
  zero cpn. to 8/01/04, 12.50% thereafter, 8/01/09 (Netherlands) ...........................           1,000,000             565,000
                                                                                                                           ---------
                                                                                                                           5,806,250
                                                                                                                           ---------
ELECTRONIC TECHNOLOGY .6%
Celestica International Inc., senior sub. note, 10.50%, 12/31/06 (Canada) ..................             325,000             342,875
                                                                                                                           ---------
ENERGY MINERALS 5.4%
Chesapeake Energy Corp., senior note, B, 9.625%, 5/01/05 ...................................             200,000             192,000
Clark R&M Inc., senior sub. note, 8.875%, 11/15/07 .........................................           1,000,000             825,000
Conproca SA, S.F., senior secured note, 144A, 12.00%, 6/16/10 (Mexico) .....................             900,000             850,500
Pride Petroleum Services Inc., senior note, 9.375%, 5/01/07 ................................             500,000             505,000
RBF Finance Co., senior note, 11.375%, 3/15/09 .............................................             650,000             682,500
                                                                                                                           ---------
                                                                                                                           3,055,000
                                                                                                                           ---------
HEALTH SERVICES 2.6%
Abbey Healthcare Group Inc., senior sub. note, 9.50%, 11/01/02 .............................           1,000,000             975,000
Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08 ............................             600,000             513,000
                                                                                                                           ---------
                                                                                                                           1,488,000
                                                                                                                           ---------
INDUSTRIAL SERVICES 1.9%
Allied Waste North America Inc., senior note, B, 7.875%, 1/01/09 ...........................             900,000             787,500
Universal Compression Inc., senior disc. note, zero cpn. to 2/15/03,
  9.875% thereafter, 2/15/08 ...............................................................             500,000             305,000
                                                                                                                           ---------
                                                                                                                           1,092,500
                                                                                                                           ---------
NON-ENERGY MINERALS 1.4%
LTV Corp., senior note, 8.20%, 9/15/07 .....................................................             900,000             801,000
                                                                                                                           ---------
PROCESS INDUSTRIES 7.3%
Anchor Glass, first mortgage, 11.25%, 4/01/05 ..............................................           1,000,000           1,005,000
Ball Corp., senior note, 7.75%, 8/01/06 ....................................................             250,000             244,375
Ball Corp., senior sub. note, 8.25%, 8/01/08 ...............................................             150,000             146,438
Consolidated Container Company LLC, senior sub. note, 144A, 10.125%, 07/15/09 ..............           1,000,000           1,000,000
Graham Packaging Co., senior disc. note, B, zero cpn. to 1/15/03,
  10.75% thereafter, 1/15/09 ...............................................................             200,000             129,000
Graham Packaging Co., senior sub. note, B, 8.75%, 1/15/08 ..................................             200,000             187,500
Huntsman ICI Chemicals LLC, zero cpn., senior disc. note, 144A, 12/31/09 ...................           2,000,000             500,000
Lyondell Chemical Co., 9.875%, 5/01/07 .....................................................             300,000             297,000
Pindo Deli Finance Mauritius Ltd., senior note, 10.25%, 10/01/02 (Indonesia) ...............           1,000,000             630,000
                                                                                                                           ---------
                                                                                                                           4,139,313
                                                                                                                           ---------
PRODUCER MANUFACTURING 7.0%
Advanced Accessory Systems, senior sub. note, B, 9.75%, 10/01/07 ...........................             500,000             453,750
Aetna Industries Inc., senior note, 11.875%, 10/01/06 ......................................           1,000,000           1,157,500
Collins & Aikman Corp., senior sub. note, B, 10.00%, 1/15/07 ...............................           1,000,000             955,000


FRANKLIN MULTI-INCOME TRUST
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1999 (UNAUDITED) (CONT.)


                                                                                                       PRINCIPAL
                                                                                                        AMOUNT*             VALUE
------------------------------------------------------------------------------------------------------------------------------------
 NON-CONVERTIBLE BONDS (CONT.)
 PRODUCER MANUFACTURING (CONT.)
 Derlan Industries Ltd., senior note, 10.00%, 1/15/07 (Canada) .............................         $   291,000         $   292,455
 Nortek Inc., 8.875%, 8/01/08 ..............................................................             250,000             236,250
 Nortek Inc., senior note, B, 9.125%, 9/01/07 ..............................................             500,000             486,250
 Oshkosh Truck Corp., senior sub. note, 8.75%, 3/01/08 .....................................             400,000             389,000
                                                                                                                           ---------
                                                                                                                           3,970,205
                                                                                                                           ---------
 RETAIL TRADE 1.1%
 Shoppers Food Warehouse Corp., senior note, 9.75%, 6/15/04 ................................             250,000             260,313
 Specialty Retailers Inc., senior note, B, 8.50%, 7/15/05 ..................................             500,000             352,500
                                                                                                                           ---------
                                                                                                                             612,813
                                                                                                                           ---------
 TELECOMMUNICATIONS 17.3%
 Arch Communications Group Inc., senior disc. note, zero cpn. to 3/15/01,
   10.875% thereafter, 3/15/08 .............................................................           1,000,000             345,000
 Crown Castle International Corp., senior disc. note, 144A, zero cpn .......................
   to 8/01/04, 11.25% thereafter, 8/01/11 ..................................................           1,000,000             575,000
 Dobson/Sygnet Communications Co., senior note, 12.25%, 12/15/08 ...........................           1,000,000           1,052,500
 Intermedia Communications Inc., senior disc. note, B, zero cpn. to 7/15/02,
   11.25% thereafter, 7/15/07 ..............................................................           1,250,000             831,250
 IXC Communications Inc., senior sub. note, 9.00%, 4/15/08 .................................             450,000             446,063
 Loral Space and Communications Ltd., senior disc. note, zero cpn. to 1/15/02,
   12.50% thereafter, 1/15/07 ..............................................................           1,000,000             485,000
 Metrocall Inc., senior sub. note, 11.00%, 9/15/08 .........................................           1,000,000             625,000
 Millicom International Cellular SA, senior disc. note, zero cpn. to
   6/01/01, 13.50% thereafter, 6/01/06 (Luxembourg) ........................................           2,000,000           1,420,000
 Nextel Communications Inc., senior disc. note, 9.75%, 8/15/04 .............................           1,000,000           1,011,250
 NEXTLINK Communications Inc., senior note, 9.625%, 10/01/07 ...............................             500,000             482,500
 NEXTLINK Communications Inc., senior note, 9.00%, 3/15/08 .................................             500,000             466,250
 Paging Network Inc., senior sub. note, 8.875%, 2/01/06 ....................................           1,000,000             270,000
 PSINet Inc., senior note, 144A, 11.00%, 8/01/09 ...........................................             750,000             735,000
(b)Williams Communication Group Inc., senior note, 10.875%, 10/01/09 .......................           1,000,000             992,490
                                                                                                                           ---------
                                                                                                                           9,737,303
                                                                                                                           ---------
 UTILITIES 2.9%
 AES Corp., senior note, 9.50%, 6/01/09 ....................................................             750,000             750,000
 ESCOM, E168, 11.00%, 6/01/08 (South Africa) ...............................................           2,175,000ZAR          286,738
 Niagara Mohawk Power Corp., senior note, G, 7.75%, 10/01/08 ...............................             600,000             610,650
                                                                                                                           ---------
                                                                                                                           1,647,388
                                                                                                                           ---------
 TOTAL NON-CONVERTIBLE BONDS (COST $40,370,587) ............................................                              36,908,647
                                                                                                                           ---------
 CONVERTIBLE BONDS 1.1%
 HEALTH SERVICES .6%
 Omnicare Inc., cvt. sub. deb., 5.00%, 12/01/07 ............................................             500,000             331,145
                                                                                                                           ---------
 TELECOMMUNICATIONS .5%
 Global Telesystems Group Inc., cvt., 5.75%, 7/01/10 .......................................             300,000             269,625
                                                                                                                           ---------

 TOTAL CONVERTIBLE BONDS (COST $769,438) ...................................................                                600,770
                                                                                                                           ---------


FRANKLIN MULTI-INCOME TRUST
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1999 (UNAUDITED) (CONT.)


                                                                                 PRINCIPAL
                                                                                  AMOUNT*               VALUE
-----------------------------------------------------------------------------------------------------------------
(c)Repurchase Agreement 2.1%
   Joint Repurchase Agreement, 5.217%, 10/01/99 (Maturity Value $1,201,426)
  (COST $1,201,252) ...........................................................  $1,201,252           $ 1,201,252
    Banc of America Securities LLC
    Barclays Capital Inc.
    Bear, Stearns & Co. Inc.
    Chase Securities Inc.
    CIBC World Markets Corp.
    Donaldson, Lufkin & Jenrette Securities Corp.
    Dresdner Kleinwort Benson, North America LLC
    Paine Webber Inc.
    Paribas Corp.
    Warburg Dillon Read LLC
      Collateralized by U.S. Treasury Bills & Notes
                                                                                                      -----------
 TOTAL INVESTMENTS (COST $70,825,969) 127.5% ..................................                        72,012,590
                                                                                                      -----------
 OTHER ASSETS, LESS LIABILITIES (27.5)% .......................................                       (15,549,945)
                                                                                                      -----------
 NET ASSETS 100.0% ............................................................                       $56,462,645
                                                                                                      ===========

 CURRENCY ABBREVIATION:
 ZAR - South African Rand



*The principal amount is stated in U.S. dollars unless otherwise indicated.

(a) Non-income producing

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

(c) Investment is through participation in a joint account with other funds managed by the investment advisor. At September 30, 1999, all repurchase agreements had been entered into on that date.

                       See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999 (UNAUDITED)


Assets:
 Investments in securities:
   Cost ..............................................................         $ 70,825,969
                                                                               ============
   Value .............................................................           72,012,590
 Receivables:
   Investment securities sold ........................................              873,986
   Dividends and interest ............................................              973,676
 Note issuance costs (Note 3) ........................................               95,439
                                                                               ------------
     Total assets ....................................................           73,955,691
                                                                               ------------
Liabilities:
 Payables:
   Investment securities purchased ...................................              992,490
   Affiliates ........................................................               52,573
   Notes (Note 3) ....................................................           16,000,000
   Accrued interest (Note 3) .........................................               48,000
 Distributions to shareholders .......................................              328,026
 Other liabilities ...................................................               71,957
                                                                               ------------
     Total liabilities ...............................................           17,493,046
                                                                               ------------
       Net assets, at value ..........................................         $ 56,462,645
                                                                               ============
Net assets consist of:
 Accumulated distributions in excess of net investment income ........         $   (313,799)
 Net unrealized appreciation .........................................            1,186,831
 Accumulated net realized gain .......................................            1,799,499
 Capital shares ......................................................           53,790,114
                                                                               ------------
       Net assets, at value ..........................................         $ 56,462,645
                                                                               ============
 Net asset value per share (56,462,645 / 5,857,600 shares outstanding)         $       9.64
                                                                               ============




                     See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999 (UNAUDITED)

Investment income:
 Dividends ...................................................................................  $  846,666
 Interest ....................................................................................   2,186,983
                                                                                                 ---------
   Total investment income ...................................................................   3,033,649
                                                                                                 ---------
Expenses:
 Management fees (Note 4) ....................................................................     324,859
 Transfer agent fees .........................................................................      13,014
 Custodian fees ..............................................................................         464
 Reports to shareholders .....................................................................      15,089
 Professional fees ...........................................................................      12,355
 Trustees' fees and expenses .................................................................       2,323
 Amortization of note issuance costs .........................................................      13,968
 Other .......................................................................................      18,051
                                                                                                 ---------
   Expenses before interest expense ..........................................................     400,123
   Interest expense (Note 3) .................................................................     572,800
                                                                                                 ---------
    Total expenses ...........................................................................     972,923
                                                                                                 ---------
      Net investment income ..................................................................   2,060,726
                                                                                                 ---------
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments ..................................................................................     379,721
Foreign currency transactions ................................................................        (551)
                                                                                                 ---------
Net realized gain ............................................................................     379,170
 Net unrealized appreciation (depreciation) on:
Investments ..................................................................................  (2,649,100)
Translation of assets and liabilities denominated in foreign currencies ......................         506
                                                                                                 ---------
Net unrealized depreciation ..................................................................  (2,648,594)
                                                                                                 ---------
Net realized and unrealized loss .............................................................  (2,269,424)
                                                                                                 ---------
Net decrease in net assets resulting from operations .........................................  $ (208,698)
                                                                                                 =========





                       See notes to financial statements.


FRANKLIN MULTI-INCOME TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999 (UNAUDITED)
AND THE YEAR ENDED MARCH 31, 1999



                                                                                              Six Months                  Year
                                                                                                 Ended                    Ended
                                                                                           September 30, 1999        March 31, 1999
                                                                                           ----------------------------------------
Increase (decrease) in net assets:
 Operations:
Net Investment Income ..............................................................           $  2,060,726            $  4,451,696
Net realized gain from investments and foreign currency transactions ...............                379,170               1,446,657
Net unrealized depreciation on investments and translation of assets
 and liabilities denominated in foreign currencies .................................             (2,648,594)            (11,408,915)
                                                                                               ------------            ------------
Net decrease in net assets resulting from operations ...............................               (208,698)             (5,510,562)
 Distributions to shareholders from:
Net investment income ..............................................................             (2,060,726)             (4,451,432)
In excess of net investment income .................................................                (94,871)                (47,205)
Net realized gains .................................................................                     --              (1,353,691)
                                                                                               ------------            ------------
 Total distributions to shareholders ...............................................             (2,155,597)             (5,852,328)
                                                                                               ------------            ------------
Net decrease in net assets .........................................................             (2,364,295)            (11,362,890)
Net assets:
 Beginning of period ...............................................................             58,826,940              70,189,830
                                                                                               ------------            ------------
 End of period .....................................................................           $ 56,462,645            $ 58,826,940
                                                                                               ============            ============
Accumulated distributions in excess of net investment income included in net assets:
 End of period .....................................................................           $   (313,799)           $   (218,928)
                                                                                               ============            ============


                     See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF CASH FLOWS
FOR THE PERIOD ENDED SEPTEMBER 30, 1999 (UNAUDITED)


Cash flow from operating activities:
 Dividends and interest received .............................................         $   2,629,294
 Operating expenses paid .....................................................              (479,280)
 Interest expense paid .......................................................              (572,800)
                                                                                        ------------
    Cash provided - operations                                                             1,577,214
                                                                                        ============
Cash flow from investing activities:
 Investment purchases ........................................................          (200,664,850)
 Investment sales and maturities .............................................           201,290,093
                                                                                        ------------
    Cash provided - investments                                                              625,243
                                                                                        ============
 Cash flow from financing activities:
 Issuance of notes ...........................................................            16,000,000
 Defeasance of notes (Note 3) ................................................           (16,000,000)
 Distributions to shareholders ...............................................            (2,202,457)
                                                                                        ------------
Cash used - financing ........................................................            (2,202,457)
                                                                                        ============
Net change in cash ...........................................................                    --
Cash at beginning of period ..................................................                    --
                                                                                        ------------
Cash at end of period ........................................................         $          --
                                                                                        ============
RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH PROVIDED BY OPERATIONS FOR
THE PERIOD ENDED SEPTEMBER 30, 1999

Net investment income ........................................................         $   2,060,726
 Amortization income .........................................................              (500,035)
 Note issuance costs paid ....................................................               (75,000)
 Amortization of note issuance costs .........................................                13,968
 Decrease in dividends and interest receivable ...............................                95,680
 Decrease in other liabilities ...............................................               (18,125)
                                                                                        ------------
Cash provided - operations ...................................................         $   1,577,214
                                                                                        ============


                       See notes to financial statements.


FRANKLIN MULTI-INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Multi-Income Trust (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund has two classes of securities: senior fixed-rate notes (the Notes) and shares of beneficial interest (the Shares). The Fund seeks high current income. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.



FRANKLIN MULTI-INCOME TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST

At September 30, 1999, there were an unlimited number of shares authorized ($0.01 par value). During the period ended September 30, 1999, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.


3. SENIOR FIXED-RATE NOTES

On August 16, 1999, the Fund issued $16 million principal amount of a new class of five-year senior notes (the Notes). The Notes are general unsecured obligations of the Fund and rank senior to Trust shares and all existing or future unsecured indebtedness of the Fund. The proceeds of the Notes were used to defease previously issued notes that matured on September 15, 1999.

The Notes bear interest, payable semi-annually, at the rate of 6.75% per year, to maturity on September 15, 2004. The Notes were issued in a private placement, and are not available for resale; therefore, no market value can be obtained for the Notes. The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established by Standard & Poor's Corporation, and is required to maintain asset coverage for the Notes of at least 300%. The Fund has met these requirements during the period ended September 30, 1999.

The issuance costs of $96,069 incurred by the Fund are deferred and amortized on a straight line basis over the term of the Notes.


4. TRANSACTION WITH AFFILIATES

Certain officers and trustees of the Fund are also officers or directors of Franklin Advisers, Inc. (Advisers) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to Advisers of .85% per year of the average weekly net assets of the Fund excluding the principal amount of the Notes.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.


5. INCOME TAXES

At September 30, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes of $70,825,969 was as follows:

      Unrealized appreciation .................  $ 6,608,238
      Unrealized depreciation .................   (5,421,617)
                                                 -----------
      Net unrealized appreciation .............  $ 1,186,621
                                                 ===========

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.




FRANKLIN MULTI-INCOME TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended September 30, 1999 aggregated $10,044,543 and $9,956,124, respectively.


7. CREDIT RISK

The Fund has 62.30% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

The Fund has investments in excess of 10% of its total net assets in the Consumer Services and Telecommunications industries. Such concentration may subject the Fund more significantly to economic changes occurring within these industries.